UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  April 30, 2009


                            MONARCH SERVICES, INC.
                            ----------------------
           (Exact name of registrant as specified in its charter)


      Maryland                          000-08512               52-1073628
      --------                          ---------               ----------
(State or other jurisdiction      (Commission file number)    (IRS Employer
of incorporation or organization)                          Identification No.)


                   4517 Harford Road, Baltimore, Maryland 21214
                   --------------------------------------------
                (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (410) 254-9200
                                                          --------------

                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 8.01.  Other Events.

     At the April 29, 2009 special meeting of stockholders, the stockholders of Monarch Services, Inc. (the "Company") approved a proposal to authorize the Board of Directors of the Company to pursue the sale of some or all of the assets of the Company's wholly-owned subsididiaries, Girl's Life Plantation Parcel, LLC ("GLPP") and Girl's Life Plantation Mansion, LLC ("GLPM"), by a vote of 926,137 votes for the proposal (57.2% of the issued and outstanding shares of common stock entitled to vote) and no votes against the proposal or abstaining from the vote. GLPP and GLPM are parties to contracts with Baltimore County, Maryland ("Baltimore County") pursuant to which they have agreed to sell to Baltimore County certain real property and improvements thereon. Each of the Contracts provides that it is not enforceable unless and until it is approved by both the Baltimore County Executive (or his designee) and the Baltimore County Council. Given current economic conditions, management of the Company believes it is unlikely that both of these contracts will ultimately be approved by Baltimore County. The proposal that was adopted by stockholders not only authorizes these contracts in the event they should become enforceable, but it also authorizes the Board to pursue such other sale of the assets of GLPP and GLPM, in whole or in part, as the Board believes to be appropriate and in the best interests of stockholders.

     This report on Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but rather statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as "anticipate", "estimate", "should", "expect", "believe", "intend", and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in general economic, market, or business conditions; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond the control of the Company. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Company's business or operations.


                                  SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         Monarch Services, Inc.


Date: April 30, 2009                     By: /s/. Jackson Y. Dott
                                         ------------------------
                                         Jackson Y. Dott
                                         President & CEO